UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Soliciting Materials Pursuant to §240.14a-12

AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
AMERICAN CENTURY GROWTH FUNDS, INC.
AMERICAN CENTURY MUTUAL FUNDS, INC.
AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant
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Proxy Statement

August 19, 2022

Important Voting Information Inside

American Century Asset Allocation Portfolios, Inc.
American Century Capital Portfolios, Inc.
American Century Growth Funds, Inc.
American Century Mutual Funds, Inc.
American Century Strategic Asset Allocations, Inc.
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.

Understand and Vote Your Proxy

Dear Shareholder,
We are asking you to vote at a Special Shareholders Meeting on October 13, 2022, on a proposal to elect five nominees to the funds’ Boards of Directors. The Boards of Directors of all of the American Century above-listed issuers (the “Issuers”), including all of the Independent Directors, unanimously approved and recommend that you vote FOR the proposal.
The Q&A and proxy materials on the following pages describe the proposal in more detail. Shareholders of all funds offered by an Issuer will vote on a joint basis. Our proxy solicitor, Di Costa Partners, may contact you if we haven’t received your vote. Your vote is extremely important, no matter how large or small your holdings.
How to vote
Please vote by one of the following methods:

Have your vote card handy for the web address and your voting number.	Have your vote card handy for the phone number and your voting number.	Mark your proxy vote, sign and return in the enclosed postage-paid envelope.
Questions?
If you have proxy questions or need assistance in casting your vote, please contact Di Costa Partners at 1-866-924-4106. Thank you for taking the time to vote on this proposal and for investing with American Century Investments®.
Sincerely,
Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

American Century Investments
4500 Main Street, Kansas City, Missouri 64111

American Century Asset Allocation Portfolios, Inc.
American Century Capital Portfolios, Inc.
American Century Growth Funds, Inc.
American Century Mutual Funds, Inc.
American Century Strategic Asset Allocations, Inc.
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.
IMPORTANT NEWS FOR SHAREHOLDERS
While we encourage you to read all of the proxy materials (the “Proxy Statement”), you will find a brief overview of the proposal below. The overview and accompanying Q&A contain limited information, should be read in conjunction with, and are qualified by reference to, the more detailed information contained elsewhere in the Proxy Statement.
Questions and Answers

Q.	What am I being asked to vote on?
A.	Shareholders of each of the Issuers listed above are being asked to approve the election of five nominated Directors (each a “Nominee” and collectively the “Nominees”) to the Board of Directors of each Issuer.
Q.	When will the special meeting be held? Who can vote?
A.	The special meeting (the “Meeting”) will be held on October 13, 2022, at 10:00 a.m. Central time at American Century Investments’ office at 4400 Main Street, Kansas City, Missouri 64111. Please note, the Meeting is being held solely for the purpose of voting for the election of directors. No presentations about the Issuers’ funds (each a “Fund” and collectively the “Funds”) are planned. If you owned shares of one of the Funds at the close of business on July 27, 2022, you are entitled to vote, even if you later sold the shares. Each shareholder is entitled to one vote per dollar of shares owned, with fractional dollars voting proportionally.

Q.	Why am I being asked to elect the Nominees to the Boards?
A.	Under the Investment Company Act of 1940, the Boards of Directors (the “Boards”) are allowed to appoint new Board members to fill vacancies so long as immediately after such appointment, at least two-thirds of the directors have been elected by shareholders. Five of the eight current Directors of each Issuer have been elected by shareholders. The three Directors that have not been elected by shareholders were previously appointed by the Boards. At this time if a Director previously elected by shareholders were to leave the Boards, the Boards would be unable to fill the vacancy without a shareholder vote.
Q.	Who are the Nominees for election to the Boards of Directors?
A.	Shareholders are being asked to elect Brian Bulatao, Chris H. Cheesman, Rajesh K. Gupta, Lynn M. Jenkins and Gary C. Meltzer (collectively, the “Nominees”) each as directors of the Issuers. You are being asked to elect Mr. Bulatao and Mr. Meltzer as Independent Directors to fill vacant positions on each Issuer’s Board of Directors. You are also being asked to elect Ms. Cheesman, Mr. Gupta and Ms. Jenkins, all of whom currently serve on the Boards but have not previously been elected by shareholders, so that the entire Board of Directors will have been elected by shareholders.
Q.	How do the Boards recommend that I vote?
A.	The Boards, including all of the Independent Directors who comprise a majority of each Board, unanimously recommend you vote FOR the proposal. For a discussion of the factors the Boards considered in approving the proposal, see the accompanying materials.
Q.	My holdings in the Funds are small, why should I vote?
A.	Your vote makes a difference. If many shareholders do not vote their proxies, an Issuer may not receive enough votes to go forward with its Meeting. This means additional costs will be incurred to solicit votes to determine the outcome of the proposal.
Q.	Why are multiple proxy cards enclosed?
A.	You will receive a proxy card for each of the Funds in which you are a shareholder. In addition, if you own shares of the same Fund in multiple accounts that are titled differently, you will receive a proxy card for each account.

Q.	How do I cast my vote?
A.
You may vote online, by phone, by mail or in person at the Meeting. To vote online, access the website listed on a proxy card. To vote by telephone, call the toll-free number listed on a proxy card. To vote online or by telephone, you will need the number that appears on the right-hand side on each of your proxy cards. To vote by mail, complete, sign and send us the enclosed proxy card(s) in the enclosed postage-paid envelope. You also may vote in person at the Meeting on October 13, 2022. If you need more information or have any questions on how to cast your vote, call our proxy solicitor, Di Costa Partners, at 1-866-924-4106.

Important Information Regarding Meeting Attendance
Due to health and safety considerations related to COVID-19, the number of shareholders who may attend the Meeting in person may be limited and in-person attendance will require compliance with any then-applicable governmental requirements or recommendations or facility requirements. Currently, all visitors to American Century Investments offices are required to verify that they are vaccinated and are not experiencing symptoms consistent with COVID-19. Additional requirements may include the use of face coverings, a negative COVID-19 test result, and maintaining appropriate social distancing. In light of public health considerations, the Funds may change the location of the Meeting or may hold the Meeting through a “virtual” or online method. The Funds plan to announce any such updates through www.americancentury.com/fund-proxy, and to file the announcement as definitive additional soliciting material on the Securities and Exchange Commission’s EDGAR website.

For information concerning the applicable facility and other requirements or information concerning the location or in-person status of the Meeting, please visit www.americancentury.com/fund-proxy. We encourage you to check this website for updates prior to the Meeting, including on the day prior to the scheduled Meeting date, if you plan to attend to attend the Meeting in person.

Your vote is important. Please vote today and avoid the need for additional solicitation expenses.

American Century Asset Allocation Portfolios, Inc.
American Century Capital Portfolios, Inc.
American Century Growth Funds, Inc.
American Century Mutual Funds, Inc.
American Century Strategic Asset Allocations, Inc.
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.
4400 Main Street
Kansas City, Missouri 64111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 13, 2022

A special meeting (the “Meeting”) of the shareholders of the above-listed issuers (each an “Issuer” and together the “Issuers”) will be held at 10:00 a.m. Central time on October 13, 2022 at 4400 Main Street, Kansas City, Missouri 64111 to consider the following proposal (the “Proposal”):

To elect five nominees to the Board of Directors of each Issuer.
Shareholders of record as of the close of business on July 27, 2022 are entitled to vote at the Meeting and any adjournments or postponements thereof. Shareholders of each Issuer will vote separately on the Proposal. The Boards of Directors recommend you vote FOR the Proposal.
In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to the Proposal without further notice other than by announcement at the Meeting. However, if the Meeting is adjourned for more than 90 days, then the funds are required to send a new shareholder meeting notice to shareholders. Any adjournment of the Meeting for the further solicitation of proxies for the Proposal will require the affirmative vote of a majority of the total number of shares of the relevant Issuer that are present in person or by proxy at the Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in their discretion as to any such adjournment. Unless revoked, proxies that have been properly executed and returned by shareholders without instructions will be voted in favor of the Proposal.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or online. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote online, go to the website provided on your proxy card and follow the instructions, using your proxy card as a guide.
Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on October 13, 2022: the proxy statement and related materials are available at: americancentury.com/fund-proxy.

By Order of the Boards of Directors of the Issuers,
Ward D. Stauffer
Secretary
August 19, 2022

American Century Asset Allocation Portfolios, Inc.
American Century Capital Portfolios, Inc.
American Century Growth Funds, Inc.
American Century Mutual Funds, Inc.
American Century Strategic Asset Allocations, Inc.
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.

PROXY STATEMENT
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Directors (each a “Board” and collectively the “Boards”) of the above-listed issuers (each an “Issuer” and together the “Issuers”). The Boards are soliciting the proxies of shareholders of the Issuers for use in connection with a Special Meeting (the “Meeting”) of shareholders that will be held at 10:00 a.m. Central time on October 13, 2022 at American Century Investments’ office at 4400 Main Street, Kansas City, Missouri 64111. Each Issuer has one or more funds that are organized as series of the Issuer and that had shareholders as of July 27, 2022 (each a “Fund” and collectively the “Funds”). The Meeting notice, this Proxy Statement and one or more proxy cards are being sent to shareholders of record as of the close of business on July 27, 2022 (the “Record Date”) beginning on or about August 19, 2022. Please read this Proxy Statement and keep it for future reference. Each Fund other than Small Cap Dividend Fund has previously sent its annual report and semiannual report to its shareholders. Because Small Cap Dividend recently launched, there is currently not an annual or semiannual report available. A copy of a Fund’s most recent annual report and semiannual report may be obtained without charge by visiting the Funds’ website at americancentury.com/docs or americancentury.com/vpdocs, writing to the Fund(s) at the address listed above or by calling 1-800-345-2021. If you have any questions regarding this Proxy Statement, please contact our proxy solicitor, Di Costa Partners, at 1-866-924-4106.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 13, 2022: This Proxy Statement is available online at www.americancentury.com/fund-proxy. On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

Table of Contents

SUMMARY OF THE PROPOSAL AND FUNDS VOTING	3
PROPOSAL: ELECTION OF DIRECTORS	4
Overview and Related Information	4
Information Regarding the Directors and Nominees	5
Qualifications of Directors	9
Responsibilities of the Boards	9
Board Leadership Structure and Standing Board Committees	10
Risk Oversight by the Boards	12
Board Compensation	13
Beneficial Ownership of Affiliates by Independent Directors and Nominees	16
Officers	17
Share Ownership	18
Independent Registered Public Accounting Firm	18
Legal Proceedings	20
Vote Required for Approval of Proposal	20
OTHER INFORMATION	20
Meetings of Shareholders	20
Date, Time and Place of the Meeting	21
Use and Revocation of Proxies	21
Voting Rights and Required Votes	22
Outstanding Shares and Significant Shareholders	22
Service Providers	23
Proxy Statement Delivery	23
Where to Find Additional Information	23
Shareholder Proposals, Discretion of Attorneys Named in the Proxy and Other Matters	24
EXHIBIT A	A-1
EXHIBIT B	B-1
EXHIBIT C	C-1
EXHIBIT D	D-1

SUMMARY OF THE PROPOSAL AND FUNDS VOTING
The purpose of the Meeting is to consider a proposal to elect five nominees to the Board of Directors of each Issuer (the “Proposal”). The following table describes the shareholders that are entitled to vote on the Proposal:

Issuers Solicited	Funds Solicited	Classes Solicited
American Century Asset Allocation Portfolios, Inc.	All Funds	All Classes
American Century Capital Portfolios, Inc.	All Funds	All Classes
American Century Growth Funds, Inc.	All Funds	All Classes
American Century Mutual Funds, Inc.	All Funds	All Classes
American Century Strategic Asset Allocations, Inc.	All Funds	All Classes
American Century Variable Portfolios, Inc.	All Funds	All Classes
American Century World Mutual Funds, Inc.	All Funds	All Classes
Shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting and are entitled to vote at any adjournments or postponements thereof. Shareholders of each Issuer will vote separately on the Proposal.
Applicable Only to American Century Variable Portfolios, Inc.:
Shares of VP Balanced, VP Capital Appreciation, VP Growth, VP Disci-plined Core Value, VP International, VP Large Company Value, VP Mid Cap Value, VP Ultra, and VP Value, each a series of American Century Variable Portfolios, Inc., are sold only to separate accounts of certain insurance companies in connection with the issuance of variable annuity contracts and/or variable life insurance contracts by the insurance companies. With respect to the Proposal, insurance company separate accounts, as shareholders of a Fund, will request voting instructions from the owners of variable life insurance policies and variable annuity contacts (“Variable Contract Owners”) of the separate accounts, and will vote the accounts’ shares in the Fund in accordance with the voting instructions received. Each separate account is required to vote its shares of a Fund in accordance with instructions received from Variable Contract Owners. Each separate account will vote shares of a Fund held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the separate account votes shares held by variable accounts for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company’s variable accounts in the aggregate.
Such proportional voting may result in a relatively small number of Variable Contract Owners determining the outcome of the Proposal.
The Boards recommend that you vote “FOR” the Proposal.

PROPOSAL:
ELECTION OF DIRECTORS
Overview and Related Information
Under the Investment Company Act of 1940 (the “1940 Act”), the Boards of Directors are allowed to appoint new Board members to fill vacancies so long as, immediately after such appointment, at least two-thirds of the directors have been elected by shareholders. Currently, five of the Boards’ eight Directors have been elected by shareholders: Thomas W. Bunn, Barry Fink, Jan M. Lewis, Jonathan S. Thomas and Stephen E. Yates. The other three Directors, Chris H. Cheesman, Rajesh K. Gupta and Lynn M. Jenkins were previously appointed by the Boards but have not been elected by shareholders. If a Director previously elected by shareholders were to leave the Boards, further appointments of Directors are not possible because fewer than two-thirds of the current Directors would have been elected by shareholders following such appointment.
One Director on the Boards retired in December 2021 and another is scheduled to retire in December 2023. The Directors who are not “interested persons” as that term is defined in the 1940 Act (hereinafter “Independent Directors”) conducted a review of the Boards’ current needs and identified and met with director candidates to evaluate their experience and qualifications to fill current and future vacancies on the Boards. The Independent Directors ultimately recommended two nominees, Brian Bulatao and Gary C. Meltzer, whose experience and qualifications meet the needs of the Boards. Therefore, the Boards determined that it was in the best interests of shareholders to nominate Mr. Bulatao and Mr. Meltzer for election by shareholders at the Meeting.
The Boards also determined that it was in the best interests of shareholders to nominate Ms. Cheesman, Mr. Gupta and Ms. Jenkins for election by shareholders at the Meeting. Ms. Cheesman, Mr. Gupta and Ms. Jenkins were appointed as Directors in 2019; however, they have not been elected by shareholders. Hereafter, Mr. Bulatao, Ms. Cheesman, Mr. Gupta, Ms. Jenkins and Mr. Meltzer will be referred to individually as a “Nominee” and together as the “Nominees.” The election by shareholders of the Nominees will provide the Boards with additional flexibility to appoint a limited number of new Directors in the future, if necessary, without incurring the expense of holding shareholder meetings to elect Directors.
It is proposed that the shareholders of each Issuer approve the Nominees. If approved by the shareholders, Mr. Bulatao and Mr. Meltzer are expected to join the Boards on January 1, 2023, or as soon thereafter as practicable, and each Nominee will serve until his or her death, retirement, resignation or removal from office. Under current By-laws, the retirement date for

Independent Directors is December 31 of the year in which they reach their 75th birthday.
Each Nominee has consented to serve as a director, if elected. In case a Nominee shall be unable or shall fail to serve as a director by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion at the Meeting for such other nominee as the Independent Directors may recommend.
Further information regarding each elected Director and Nominee, including a summary of the experience and qualifications that led to the conclusion that he or she should serve as Director, is provided below.
Information Regarding the Directors and Nominees
Mr. Thomas is the only Director who is an “interested person” as that term is defined in the 1940 Act because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (“ACC”), the parent company of the Funds’ investment advisor, American Century Investment Management, Inc. (the “Advisor”). As part of his compensation for serving in such capacity, Mr. Thomas has received grants of ACC stock under the company’s restricted stock plan, which are subject to a vesting period of two and a half years to five years. Mr. Thomas receives no compensation from the Funds. The remaining Directors and Nominees are not “interested persons” under the 1940 Act.
The mailing address for each Director is 4500 Main Street, Kansas City, Missouri 64111.

Nominees

Brian Bulatao
Year of Birth: 1964
Positions with the Issuers: N/A
Length of Time Served: N/A
Principal Occupation During the Past Five Years: Chief Administrative Officer, Activision Blizzard, Inc. (2021-present); Under Secretary of State for Management, U.S. Department of State (2018-2021); Chief Operating Officer, Central Intelligence Agency (2017-2018)
Number of Funds in Fund Complex Overseen by Nominee: 64
Other Directorships Held by Nominee During Past 5 Years: None
Education/Other Professional Experience: BS in Engineering Management, United States Military Academy at West Point; MBA from Harvard Business School; former military service followed by experience at McKinsey & Co. (global management consulting) and in the private equity industry; experience in senior management positions in government and the private sector

Chris H. Cheesman
Year of Birth: 1962
Positions with the Issuers: Director
Length of Time Served: Since 2019
Principal Occupation During the Past Five Years: Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)
Number of Funds in Fund Complex Overseen by Director: 64
Other Directorships Held by Director During Past 5 Years: Alleghany Corporation
Education/Other Professional Experience: BS in Business Administration (Accounting), Hofstra University; 32 years of experience in global financial services at AllianceBernstein; formerly, auditor with Price Waterhouse; Certified Public Accountant and Certified Financial Services Auditor

Rajesh K. Gupta
Year of Birth: 1960
Positions with the Issuers: Director
Length of Time Served: Since 2019
Principal Occupation During the Past Five Years: Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)
Number of Funds in Fund Complex Overseen by Director: 64
Other Directorships Held by Director During Past 5 Years: None
Education/Other Professional Experience: BS in Quantitative Analysis, New York University, Stern School of Business; MBA in Finance, New York University, Stern School of Business; formerly held leadership roles during 19-year career with Morgan Stanley Investment Management

Lynn M. Jenkins
Year of Birth: 1963
Positions with the Issuers: Director
Length of Time Served: Since 2019
Principal Occupation During the Past Five Years: Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)
Number of Funds in Fund Complex Overseen by Director: 64
Other Directorships Held by Director During Past 5 Years: MGP Ingredients, Inc. (2019 to 2021)
Education/Other Professional Experience: BS in Accounting, Weber State University; AA in Business, Kansas State University; formerly, United States Representative; formerly, Kansas State Treasurer, Kansas State Senator and Kansas State Representative; 20 years of experience in finance and accounting, including as a certified public accountant

Gary C. Meltzer
Year of Birth: 1963
Positions with the Issuers: N/A
Length of Time Served: N/A
Principal Occupation During the Past Five Years: Advisor, Pontoro (2021-Present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020-Present); Managing Partner, PricewaterhouseCoopers LLP (1985-2020).
Number of Funds in Fund Complex Overseen by Nominee: 64
Other Directorships Held by Nominee During Past 5 Years: ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Education/Other Professional Experience: BS in Accounting, Binghamton University; Certified Public Accountant; formerly held a variety of roles during 35 years of experience as business advisor and independent auditor providing high quality audits and value-added services with PricewaterhouseCoopers LLC

Elected Independent Directors

Thomas W. Bunn
Year of Birth: 1953
Positions with the Issuers: Director
Length of Time Served: Since 2017
Principal Occupation During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 64
Other Directorships Held by Director During Past 5 Years: None
Education/Other Professional Experience: BS in Business Administration, Wake Forest University; MBA in Finance, University of North Carolina at Chapel Hill; formerly Vice Chairman and President, KeyCorp (banking services); 31 years of experience in investment, commercial and corporate banking; managing directorship roles with Bank of America

Barry Fink
Year of Birth: 1955
Positions with the Issuers: Director
Length of Time Served: Since 2012 (independent since 2016)
Principal Occupation During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 64
Other Directorships Held by Director During Past 5 Years: None
Education/Other Professional Experience: BA in English and History, Binghamton University; Juris Doctorate, University of Michigan; formerly held leadership roles including chief operating officer with American Century Investments; formerly held leadership roles during a 20-year career with Morgan Stanley Investment Management; formerly asset management and securities law attorney at Seward & Kissel; serves on the Board of Directors of ICI Mutual Insurance Company

Jan M. Lewis
Year of Birth: 1957
Positions with the Issuers: Director and Board Chair
Length of Time Served: Since 2011 (Board Chair since 2022)
Principal Occupation During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 64
Other Directorships Held by Director During Past 5 Years: None
Education/Other Professional Experience: BS in Civil Engineering, University of Nebraska and MBA, Rockhurst College; Graduate Certificate in Financial Markets and Institutions, Boston University; formerly, President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization); formerly, President, BUCON, Inc. (full-service design-build construction company); 20 years of experience with Butler Manufacturing Company (metal buildings producer) and its subsidiaries

Stephen E. Yates
Year of Birth: 1948
Positions with the Issuers: Director
Length of Time Served: Since 2012
Principal Occupation During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 105
Other Directorships Held by Director During Past 5 Years: None
Education/Other Professional Experience: BS and MS in Industrial Engineering, University of Alabama; formerly, Executive Vice President, Technology & Operations, KeyCorp (banking services); formerly, President, USAA Information Technology Company (financial services); 33 years of experience in Information Technology; formerly, Director, Applied Industrial Technologies, Inc. (bearings and power transmission company)

Interested Director

Jonathan S. Thomas
Year of Birth: 1963
Positions with the Issuers: Director
Length of Time Served: Since 2007
Principal Occupation During the Past Five Years: President and Chief Executive Officer, ACC (2007 to present). Also serves as: Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 139
Other Directorships Held by Director During Past 5 Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

Qualifications of Directors
Generally, no one factor was decisive in the selection of the Directors to the Boards, nor in the nomination of the Nominees. Qualifications considered by the Boards to be important to the selection and retention of directors include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the Board; (v) the individual’s ability to work effectively with the other members of the Board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective director. In addition, the individual’s ability to review and critically evaluate information, the individual’s ability to evaluate fund service providers, the individual’s ability to exercise good business judgment on behalf of fund shareholders, the individual’s prior service on the Boards and the individual’s familiarity with the Funds, are considered important assets.
When assessing potential new directors, the Boards have a policy of considering individuals from various and diverse backgrounds. Such diverse backgrounds may include differences in professional experience, education, individual skill sets and other individual attributes. The educational and professional experience of each Director and Nominee is summarized in the table above and was considered as part of his or her nomination to, or retention on, the Boards.
Responsibilities of the Boards
The Boards are responsible for overseeing the Advisor’s management and operations of the Funds pursuant to the management agreements between the Advisor and each Issuer. Directors also have significant responsibilities under the federal securities laws. Among other things, they:

•	oversee the performance of the Funds;
•	oversee the quality of the advisory and shareholder services provided by the Advisor and other service providers to the Funds;
•	review annually the fees paid to the Advisor for its services;
•	monitor potential conflicts of interest between the Funds and their affiliates, including the Advisor;
•	oversee custody of assets and the valuation of securities; and
•	oversee the Funds’ compliance program.
In performing their duties, Board members receive detailed information about the Funds, the Advisor and other service providers to the Funds regularly throughout the year, and meet at least quarterly with management of the Advisor to review reports about Fund operations. The Directors’ role is to provide oversight and not to provide day-to-day management.
The Boards have all powers necessary or convenient to carry out their responsibilities. Consequently, the Boards may adopt bylaws providing for the regulation and management of the affairs of the Funds and may amend and repeal them to the extent that such bylaws do not reserve that right to the Funds’ shareholders. They may increase or reduce the number of Board members and may, subject to the 1940 Act, fill Board vacancies. Board members also may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may establish and terminate committees consisting of two or more Directors who may exercise the powers and authority of the Boards as determined by the Directors. They may, in general, delegate such authority as they consider desirable to any officer of the Funds, to any Board committee and to any agent or employee of the Funds or to any custodian, transfer agent, investor servicing agent, principal underwriter or other service provider for a Fund.
The Boards met five times in 2021. Each Director then in office attended at least 75% of the aggregate of the total number of Board meetings and the total number of meetings held by all Board committees on which the Director served. Unlike public operating companies, mutual funds do not typically hold annual meetings. Accordingly, the Issuers do not have a policy pertaining to attendance at annual shareholder meetings by Directors.
To communicate with the Boards, or a member of the Boards, a shareholder should send a written communication addressed to the attention of the corporate secretary (the “Corporate Secretary”) at American Century Funds, P.O. Box 418210, Kansas City, Missouri 64141-9210. Shareholders who prefer to communicate by email may send their comments to corporatesecretary@americancentury.com. The Corporate Secretary will forward all such communications to each member of the Compliance and Shareholder Services Committee, or if applicable, the individual Director(s) and/or committee chair named in the correspondence. However, if a shareholder communication is addressed exclusively to the Funds’ Independent Directors, the Corporate Secretary will forward the communication to the Compliance and Shareholder Services Committee chair, who will determine the appropriate action.
Board Leadership Structure and Standing Board Committees
Jan M. Lewis currently serves as the independent Board chair and has served in such capacity since January 2022. All of the Boards' members except for Jonathan S. Thomas are Independent Directors. The Independent Directors meet separately, as needed and at least in conjunction with each quarterly meeting of the Boards, to oversee Fund activities, review contractual arrangements with service providers, review Fund performance and meet periodically with the Funds’ Chief Compliance Officer and Fund auditors. They are advised by independent legal counsel. No Independent Director may serve as an officer or employee of a Fund. The Boards have also established several committees, as described below. The Boards believe that the current leadership structure, with Independent Directors filling all but one position on the Boards, with an Independent Director serving as Board chair, and with the Board committees comprised only of Independent Directors, is appropriate and allows for independent oversight of the Funds.
Each Board has an Audit Committee that approves the Funds’ (or Issuer’s) engagement of the independent registered public accounting firm and recommends approval of such engagement to the Funds’ Board. The committee also oversees the activities of the accounting firm, receives regular reports regarding fund accounting, oversees securities valuation by the Advisor as valuation designee and receives regular reports from the Advisor’s internal audit department. The Audit Committee meets with the Issuer’s independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Issuer’s accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Funds’ independent auditors. The committee currently consists of Chris H. Cheesman (chair), Barry Fink, and Lynn M. Jenkins. It met four times in 2021.
Each Board has a Governance Committee that is responsible for reviewing board procedures and committee structures. The committee also considers and recommends individuals for nomination as directors. The names of potential director candidates may be drawn from a number of sources, including members of the Board, management and shareholders. Shareholders may submit director nominations at any time to the Corporate Secretary, American Century Funds, P.O. Box 418210, Kansas City, Missouri 64141-9210. When submitting nominations, shareholders should include the name, age and address of the candidate, as well as a detailed resume of the candidate’s qualifications and a signed statement from the candidate of his/her willingness to serve on the Board. Shareholders submitting nominations should also include information concerning the number of Fund shares and length of time held by the shareholder, and if applicable, similar information for the potential candidate. All nominations submitted by shareholders will be forwarded to the chair of the Governance Committee for consideration. The Corporate Secretary will maintain copies of such materials for future reference by the committee when filling Board positions.
If this process yields more than one desirable candidate, the committee will rank them by order of preference depending on their qualifications and the Board’s needs. The candidate(s) may then be contacted to evaluate their interest and be interviewed by the full committee. Based upon its evaluation and any appropriate background checks, the committee will decide whether to recommend a candidate’s nomination to the Board.
The Governance Committee also may recommend the creation of new committees, evaluate the membership structure of new and existing committees, consider the frequency and duration of Board and committee meetings and otherwise evaluate the responsibilities, processes, resources, performance and compensation of the Board. A copy of the Governance Committee charter is attached as Exhibit A. The committee currently consists of Barry Fink (chair), Lynn M. Jenkins, Jan M. Lewis, and Stephen E. Yates. It met four times in 2021.
Each Board also has a Compliance and Shareholder Services Committee, which reviews the results of the Funds’ compliance testing program, meets regularly with the Funds’ Chief Compliance Officer, reviews shareholder communications, reviews quarterly reports regarding the quality of shareholder service provided by the Advisor, and monitors implementation of the Funds’ Code of Ethics. The committee currently consists of Thomas W. Bunn (chair), Rajesh K. Gupta, Jan M. Lewis, and Stephen E. Yates. It met four times in 2021.
Each Board has a Fund Performance Review Committee that meets quarterly to review the investment activities and strategies used to manage Fund assets and monitor investment performance. The committee regularly receives reports from the Advisor’s chief investment officer, portfolio managers and other investment personnel concerning the Funds’ efforts to achieve their investment objectives. The committee also receives information regarding Fund trading activities and monitors derivative usage. The committee does not review individual security selections. The committee currently consists of Rajesh K. Gupta (chair), Thomas W. Bunn, Chris H. Cheesman, Barry Fink, Lynn M. Jenkins, Jan M. Lewis, and Stephen E. Yates. The committee met four times in 2021.
Risk Oversight by the Boards
As previously disclosed, the Boards oversee the Advisor’s management of the Funds and meet at least quarterly with management of the Advisor to review reports and receive information regarding Fund operations. Risk oversight relating to the Funds is one component of the Boards’ oversight and is undertaken in connection with the duties of the Boards. As described above, the Boards’ committees assist the Boards in overseeing various types of risks relating to the Funds, including, but not limited to, investment risk, operational risk and enterprise risk. The Boards receive regular reports from each committee regarding the committee’s areas of oversight responsibility and, through those reports and its regular interactions with management of the Advisor during and between meetings, analyzes, evaluates, and provides feedback on the Advisor’s risk management processes. In addition, the Boards receive information regarding, and have discussions with senior management of the Advisor about, the Advisor’s enterprise risk management systems and strategies, including an annual review of the Advisor’s risk management practices. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Boards, or that the Advisor’s risk management systems and strategies, and the Boards’ oversight thereof, will mitigate all elements of risk, or even all elements of material risk, to the Funds.
Board Compensation
Each Independent Director receives compensation for service as a member of the Boards. Under the terms of each management agreement with the Advisor, the Funds are responsible for paying such fees and expenses. Neither the Interested Director nor officers of the Funds receives compensation from the Funds. For each Issuer’s last fiscal year, each Issuer and the American Century Family of Funds paid the Independent Directors the amounts shown in the following table. Note that the table reflects multiple overlapping periods due to different fiscal year ends. As a result, the total compensation shown for any one fiscal year includes compensation also counted for other fiscal years.

Issuer	FYE of Issuer	Thomas W. Bunn	Chris H. Cheesman	Barry Fink	Rajesh K. Gupta
American Century Asset Allocation Portfolios, Inc.	7/31/2022	$55,780	$55,780	$55,780	$55,780
American Century Growth Funds, Inc.	7/31/2022	$6,089	$6,089	$6,089	$6,089
American Century Strategic Asset Allocations, Inc.	7/31/2022	$2,972	$2,972	$2,972	$2,972
Total Compensation from American Century Family of Funds for FYE 7/31/2022		$343,500	$343,500	$343,500	$343,500
American Century Capital Portfolios, Inc.(1)	3/31/2022	$95,525	$95,525	$98,295	$95,525
Total Compensation from American Century Family of Funds for FYE 3/31/2022		$343,500	$343,500	$353,500	$343,500
American Century Variable Portfolios, Inc.	12/31/2021	$10,037	$10,037	$10,329	$10,037
Total Compensation from American Century Family of Funds for FYE 12/31/2021		$343,500	$343,500	$353,500	$343,500
American Century World Mutual Funds, Inc.	11/30/2021	$30,433	$30,433	$31,416	$30,433
Total Compensation from American Century Family of Funds for FYE 11/30/2021		$340,708	$340,708	$351,708	$340,708
American Century Capital Portfolios, Inc.(1)	10/31/2021	$92,839	$92,839	$96,150	$92,839
American Century Mutual Funds, Inc.	10/31/2021	$138,352	$138,352	$143,261	$138,352
Total Compensation from American Century Family of Funds for FYE 10/31/2021		$337,917	$337,917	$349,917	$337,917
1        Reflects compensation paid to the Directors by all Funds of the Issuer, some of which have a different fiscal year end.

Issuer	FYE of Issuer	Lynn M. Jenkins	Jan M. Lewis	Stephen E. Yates
American Century Asset Allocation Portfolios, Inc.	7/31/2022	$54,568	$59,985	$57,907
American Century Growth Funds, Inc.	7/31/2022	$5,935	$6,457	$6,412
American Century Strategic Asset Allocations, Inc.	7/31/2022	$2,905	$3,187	$3,096
Total Compensation from American Century Family of Funds for FYE 7/31/2022(1)		$336,000	$369,250	$454,667
American Century Capital Portfolios, Inc.(2)	3/31/2022	$94,581	$98,673	$105,992
Total Compensation from American Century Family of Funds for FYE 3/31/2022(3)		$340,000	$354,250	$458,000
American Century Variable Portfolios, Inc.	12/31/2021	$9,803	$9,803	$11,702
Total Compensation from American Century Family of Funds for FYE 12/31/2021(4)		$335,500	$335,500	$460,500
American Century World Mutual Funds, Inc.	11/30/2021	$29,853	$29,943	$35,472
Total Compensation from American Century Family of Funds for FYE 11/30/2021(5)		$334,208	$335,208	$457,125
American Century Capital Portfolios, Inc.(2)	10/31/2021	$91,477	$92,017	$108,180
American Century Mutual Funds, Inc.	10/31/2021	$136,302	$137,125	$161,211
Total Compensation from American Century Family of Funds for FYE 10/31/2021(6)		$332,917	$334,917	$453,750
1    Includes deferred compensation as follows: Ms. Jenkins, $134,400 and Mr. Yates, $191,875.
2    Reflects compensation paid to the Directors by all Funds of the Issuer, some of which have a different fiscal year end.
3    Includes deferred compensation as follows: Ms. Jenkins, $136,000 and Mr. Yates, $345,475.
4    Includes deferred compensation as follows: Ms. Jenkins, $134,200 and Mr. Yates, $460,500.
5     Includes deferred compensation as follows: Ms. Jenkins, $133,683 and Mr. Yates, $457,125.
6     Includes deferred compensation as follows: Ms. Jenkins, $133,167 and Mr. Yates, $453,750.

None of the Issuers currently provides any pension or retirement benefits to the Directors except pursuant to the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan adopted by the Issuers. Under the plan, the Independent Directors may defer receipt of all or any part of the fees to be paid to them for serving as Directors of the Funds. All deferred fees are credited to accounts established in the names of the Directors. The amounts credited to each account then increase or decrease, as the case may be, in accordance with the performance of one or more American Century Funds selected by the Director. The account balance continues to fluctuate in accordance with the performance of the selected Fund or Funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of funds from time to time.
Generally, deferred fees are not payable to a Director until the distribution date elected by the Director in accordance with the terms of the plan. Such distribution date may be a date on or after the Director’s retirement date, but may be an earlier date if the Director agrees not to make any additional deferrals after such distribution date. Distributions may commence prior to the elected payment date for certain reasons specified in the plan, such as unforeseeable emergencies, death or disability. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a Director, all remaining deferred fee account balances are paid to the Director’s beneficiary or, if none, to the Director’s estate.
The plan is an unfunded plan and, accordingly, the Funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the Funds have met all payment obligations under the plan. The rights of Directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the Funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.
Exhibit B to this Proxy Statement shows the dollar range the Directors and Nominees beneficially owned as of June 30, 2022 in the equity securities of any of the Funds, and, on an aggregate basis, equity securities of all of the Issuers.
Beneficial Ownership of Affiliates by Independent Directors and Nominees
No Independent Director, Nominee or immediate family members of any Independent Director or Nominee beneficially owned shares of the Advisor, the principal underwriter of the Funds or any other person directly or indirectly controlling, controlled by or under common control with the Advisor or the principal underwriter as of June 30, 2022.

Officers
The following table presents certain information about the executive officers of the Issuers. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century Family of Funds. No officer is compensated for his or her service as an officer of the Funds. The listed officers are interested persons of the Funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Issuers	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present). Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century Funds (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as: Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Share Ownership
As of June 30, 2022, the Directors, Nominees and executive officers, as a group and, as applicable, individually, owned beneficially 3.19% of Focused Global Growth I Class (including 3.19% owned by Mr. Thomas), and less than 1% of all other classes of the Funds’ outstanding shares. For more information about significant share ownership of the Funds, see “Other Information-Outstanding Shares and Significant Shareholders.”
Independent Registered Public Accounting Firm
The Audit Committees and each Board selected the independent registered public accounting firm of Deloitte & Touche LLP (“Deloitte”) to serve as independent public accountants of the Issuers for their most recent fiscal years. Representatives of Deloitte are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.
Fees Paid to Deloitte
The aggregate fees paid to Deloitte for professional services rendered by Deloitte for the audit of the annual financial statements of the Funds and for other professional services for the fiscal years ended as indicated below were:

Issuer	Audit Fees (a)	Audit-Related Fees (b)	Tax Fees (c)	All Other Fees (d)
American Century Asset Allocation Portfolios, Inc.
7/31/2021	$216,645	$0	$0	$0
7/31/2020	$144,850	$0	$0	$0
American Century Capital Portfolios, Inc. (3/31 FYE Funds)
3/31/2022	$117,220	$0	$0	$0
3/31/2021	$181,090	$0	$0	$0
American Century Capital Portfolios, Inc. (10/31 FYE Funds)
10/31/2021	$62,390	$0	$0	$0
10/31/2020	$97,580	$0	$0	$0
American Century Growth Funds, Inc.
7/31/2021	$18,380	$0	$0	$0
7/31/2020	$18,860	$0	$0	$0

Issuer	Audit Fees (a)	Audit-Related Fees (b)	Tax Fees (c)	All Other Fees (d)
American Century Mutual Funds, Inc.
10/31/2021	$162,200	$0	$0	$0
10/31/2020	$199,255	$0	$0	$0
American Century Strategic Asset Allocations, Inc.
11/30/2021	$98,720	$0	$0	$0
11/30/2020	$125,320	$0	$0	$0
American Century Variable Portfolios, Inc.
12/31/2021	$165,250	$0	$0	$0
12/31/2020	$200,160	$0	$0	$0
American Century World Mutual Funds, Inc.
11/30/2021	$273,800	$0	$0	$0
11/30/2020	$312,460	$0	$0	$0
(a) Audit Fees
These fees relate to professional services rendered by Deloitte for the audits of the Funds’ annual financial statements or services that are normally provided by an independent public accountant in connection with statutory and regulatory filings or engagements.
(b) Audit Related Fees
These fees relate to assurance and related services by Deloitte that are reasonably related to the performance of the audits of the Funds’ financial statements other than those reported under “Audit Fees.”
(c) Tax Fees
These fees relate to professional services rendered by Deloitte for tax compliance, tax advice, and tax planning.
(d) All Other Fees
These fees relate to products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”
Audit Committee Pre-Approval Policies and Procedures
The Audit Committees approve the engagement of the accountant prior to the accountant rendering any audit or non-audit services to the Issuers.
The Audit Committees considered and concluded that the provisions for non-audit services to the Advisor and its affiliates that did not require pre-approval are compatible with maintaining Deloitte’s independence. The aggregate non-audit fees billed by affiliates of Deloitte for services rendered to the Advisor and service affiliates for the years ended December 31, 2021 and December 31, 2020 were $2,832,126 and $0, respectively.

Legal Proceedings
There are currently no pending material legal proceedings to which any Director or Nominee or affiliated person of such Director or Nominee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons.
Vote Required for Approval of Proposal
The Proposal, the election of the Nominees, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. The shareholders of each Issuer, voting together as a single class that includes the votes of the shares of each Fund that is a series of that Issuer, will vote separately for the election of the Nominees to that Issuer’s Board. The election of any Nominee by the shareholders of an Issuer is not contingent upon the election of such Nominee by shareholders of any other Issuer.
The Boards Unanimously Recommend that
Shareholders Vote “FOR” the Election of the Nominees.

OTHER INFORMATION
Meetings of Shareholders
The Funds are not required to hold annual shareholder meetings, unless required to do so in order to elect directors and for such other purposes as may be prescribed by law or the Funds’ Articles of Incorporation. Special meetings of the shareholders may be called by the Boards for the purpose of taking action upon any other matter deemed by the Boards to be necessary or desirable. A meeting of the shareholders may be held at any place designated by the Boards. Written notice of any meeting is required to be given by the Directors.
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards. Proxies may be solicited by officers of the Funds and the Advisor, as well as their affiliates, employees and agents as well as a paid proxy solicitation firm. In addition, financial intermediaries may solicit the proxy of the beneficial owners of the shares. It is anticipated that the solicitation of proxies will be primarily by mail, online, telephone or personal interview. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form. Telephonic solicitations will follow procedures designed to achieve accuracy and prevent fraud. The Advisor or an affiliate thereof may reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of Fund shares, and may reimburse certain officers or employees that it may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners. American Century Services, LLC (“ACS”), the transfer agent and administrator to the Funds, has entered into a contract with Di Costa Partners pursuant to which Di Costa Partners will provide certain project management, telephone solicitation and online and telephonic voting services in addition to providing for the mailing of the Proxy Statement. The fees to be paid to Di Costa Partners under the contract are estimated to be $932,000 in the aggregate.
The expenses associated with this Proxy Statement are anticipated to include the following: (a) expenses associated with the preparation of this Proxy Statement; (b) the costs of printing and mailing the proxy materials and other materials used in connection with the proxy solicitation; (c) accounting and legal fees incurred in connection with the preparation of this Proxy Statement or in connection with the proxy solicitation; (d) solicitation, tabulation and related processing costs (including the costs of a third party solicitor and tabulation agent); and (e) other related administrative or operational costs. The Funds will pay all expenses associated with this Proxy Statement, which are estimated to be approximately $2.7 million in the aggregate, including the fees paid to Di Costa Partners.
Date, Time and Place of the Meeting
The Meeting will be held on October 13, 2022 at 10:00 a.m. Central time at the offices of American Century Investments, 4400 Main Street, Kansas City, Missouri 64111. Shareholders are invited to attend the Meeting and vote in person. For directions to our office, please call 1-800-345-2021. Shareholders who cannot attend the Meeting in person are urged to vote using the telephone or online voting instructions that follow or by indicating voting instructions on the enclosed proxy card.
Use and Revocation of Proxies
A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the Funds or by subsequently registering his or her vote by telephone or online. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder of record present at the Meeting may withdraw his or her proxy and vote in person. All shares represented by properly executed proxies received at or prior to the Meeting, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies. If no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Proposal. It is not anticipated that any matters other than the approval of the Proposal will be brought before the Meeting. If, however, any other business properly is brought before the

Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.
Voting Rights and Required Votes
Shareholders are entitled to one vote per dollar of net asset value represented by their shares, with fractional dollars voting proportionally. All references in this Proxy Statement to a vote of, or holders of, a fraction or percentage of outstanding shares of an Issuer should be interpreted to mean that fraction or percentage of the net asset value of the Issuer. A quorum of shareholders is necessary to hold a valid meeting. Shareholders entitled to vote one-third of the issued and outstanding shares of each Issuer must be present in person or by proxy to constitute a quorum for purposes of voting on the Proposal relating to that Issuer. Shareholders of each Issuer vote separately on the Proposal. The election of the Nominees requires the approval of a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.
Broker-dealer firms holding shares of any of the Funds in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Each Issuer will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has declined to vote on the Proposal (“broker non-votes”) will be treated as shares that are present but which have not been voted. Abstentions and broker non-votes will have no effect for purposes of obtaining the requisite approval of the Proposal. In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to the Proposal without further notice other than by announcement at the Meeting. Any adjournment of the Meeting for the further solicitation of proxies for the Proposal will require the affirmative vote of a majority of the total number of shares entitled to vote on the Proposal that are present in person or by proxy at the Meeting to be adjourned. However, if the Meeting is adjourned for more than 90 days, then the Funds are required to send a new shareholder meeting notice to shareholders. The persons named as proxies will vote those proxies that they are entitled to vote in their discretion as to any such adjournment.

Outstanding Shares and Significant Shareholders
Only holders of record of shares at the close of business on July 27, 2022 (the “Record Date”) are entitled to vote on the Proposal at the Meeting or any adjournment thereof. Exhibit C sets forth the number of shares issued and outstanding and the number of votes entitled to vote together on the Proposal as of the Record Date.
Exhibit D to this Proxy Statement lists those persons who, as of the Record Date, owned of record or beneficially 5% or more of the outstanding shares entitled to vote together on the Proposal.
Several other American Century Investments funds invest in the Funds. As of the Record Date, our other funds owned, in the aggregate, 10.20% of the outstanding shares of American Century Capital Portfolios, Inc., 17.60% of the outstanding shares of American Century Growth Funds, Inc., 7.43% of the outstanding shares of American Century Mutual Funds, Inc., and 29.20% of the outstanding shares of American Century World Mutual Funds, Inc. To avoid any potential conflicts of interest when one American Century Investments fund owns shares of another, the Advisor “echo votes” such shares. That is, it votes the shares in the same proportion as the vote of all other holders of the relevant Fund’s shares.
Service Providers
American Century Investment Management, Inc. serves as the Funds’ investment advisor. American Century Services, LLC serves as transfer agent and administrator of the Funds. American Century Investment Services, Inc. serves as distributor and principal underwriter to the Funds. The transfer agent/administrator and distributor are affiliates of the Advisor and are located at 4500 Main Street, Kansas City, Missouri 64111.
Proxy Statement Delivery
To reduce the amount of mail you receive from us, we are delivering a single copy of the Proxy Statement to investors who share an address, even if their accounts are registered under different names. On written or oral request, we will promptly deliver the Proxy Statement to an investor at a shared address at which we delivered a single copy of this Proxy Statement. You may obtain an additional copy of this Proxy Statement by writing to the following address: American Century Investments, P.O. Box 419200, Kansas City, Missouri, 64141-6200, or calling American Century Investments, at 1-800-345-2021. Investors at a shared address may change their current election regarding the number of copies of Fund documents delivered to their shared address by contacting American Century Investments at 1-800-345-2021 or writing to American Century Investments, 430 West 7th Street, Kansas City, Missouri 64105, or contacting their financial professional.

Where to Find Additional Information
The Issuers are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements and other information filed by the Issuers on behalf of the Funds can be obtained by calling or writing the Funds. Copies of such material can also be obtained at prescribed rates from the SEC or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).
Shareholder Proposals, Discretion of Attorneys Named in the Proxy and Other Matters
The Issuers are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Corporate Secretary, American Century Funds, P.O. Box 418210, Kansas City, Missouri, 64141-9210, or by e-mail to corporatesecretary@americancentury.com so that they are received within a reasonable time before any such meeting.
No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card(s) will vote on such matters according to their best judgment in the interests of the Issuers.
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE
AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN
IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

EXHIBIT A
AMERICAN CENTURY FUNDS
CHARTER OF THE GOVERNANCE COMMITTEE
KANSAS CITY BOARD OF DIRECTORS

I. ORGANIZATION

The Governance Committee (Committee) shall be comprised of at least three members appointed by the Funds’ Board of Directors. All Committee members shall be independent directors. An “independent director” is a director who is not an “interested person” as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, and who is otherwise independent as determined by the Board.

II. STATEMENT OF PURPOSE

The purpose of the Committee shall be to identify individuals qualified to become members of the Board; to recommend to the Board such qualified individuals to be elected to the Board to fill any vacancies; to review and assess the adequacy of the Board’s ongoing adherence to Independent Director Policies and Procedures and industry corporate governance best practices and make recommendations as to any appropriate changes; and handle other matters as the Board or the Committee chair deems appropriate.

III. COMMITTEE FUNCTIONS AND RESPONSIBILITIES

A.    Size and Composition of the Board

The Committee shall periodically review the size and composition of the Board and shall make recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with different backgrounds or skill sets in order to provide an appropriate mix of backgrounds, diversity, knowledge and experience on the Board.

B. Board Retirement Policies

The Committee shall make recommendations to the Board regarding the appropriateness of adopting retirement policies applicable to independent directors, and what any such retirement policies may be.

C.    Committees

i.    The Committee shall recommend to the Board the composition of Board committees.
ii.    The Committee may appoint a sub-committee of select members of the Board or Committee and assign such sub-committee tasks to facilitate the work of the Board or Committee.

D.    Board and Committee Chairs

i.    The Committee shall make recommendations to the full Board concerning the nomination of a Board chair and committee chairs.
ii.    The Committee shall make recommendations to the Board regarding the appropriateness of adopting term limits applicable to Board and committee chairs and vice chairs, and what any such term limits may be.

E.    Director Compensation

The Committee shall annually review and make recommendations to the Board regarding independent director compensation.

F.    Annual Director Self-Assessment and Board Effectiveness Survey

i.    The Committee shall oversee an annual self-assessment by each independent director of his or her performance of the duties expected of an independent director.
ii.    The Committee also shall oversee an annual evaluation by all Board members of Board effectiveness and the adequacy of the Board’s adherence to industry corporate governance best practices.

G.    Outside Directorships and Business Opportunities

i.    The Committee shall evaluate any proposed director’s outside directorships and business opportunities prior to the time a director candidate is nominated to the Board. The Committee shall evaluate a current independent director’s proposed new outside directorship or business opportunity prior to the independent director accepting such directorship position or engaging in such business opportunity.
ii.    The Committee chair, pursuant to delegated authority from the Committee, shall determine, or shall request that the full Committee determine, that any such directorship or business opportunity is compatible with service on the Board.

H.    Board of Director Nominations

i.    The Committee shall develop criteria to identify and evaluate prospective candidates for the Board.
ii.    The Committee will receive and consider director candidate nominations, including those from fund shareholders, pursuant to the procedures attached at Exhibit A.
iii.    The Committee shall recommend to the Board potential nominees to the Board, and the re-nomination of incumbent directors as appropriate.

I.     Evaluation of Independence of Counsel

The Committee annually shall evaluate the status of counsel to the Independent Directors as “independent legal counsel” and make a recommendation to the Independent Directors in connection with the required determination of such independence.

IV. Committee Policies and Procedures

A.    Meetings

The Committee shall meet as often as it may be deemed necessary or appropriate in its judgment, either in person or by electronic means, and at such times and places as the Committee shall determine; provided, however, that the Committee shall meet no less than two times per year in the discharge of its duties.

B.    Reports to the Board

The Committee shall make regular reports to the Board on its activities.

C.    Independent Director Policies and Procedures

The Committee shall recommend independent director policies and procedures for approval by the independent directors and shall review such policies and procedures at least annually.

D.    Resources

The Committee shall have the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions.

EXHIBIT A

PROCEDURES FOR DIRECTOR NOMINATIONS

The Governance Committee (Committee) is responsible for identifying, evaluating and recommending qualified candidates for election to the Board of Directors of American Century Investments Kansas City Funds (Funds).

Any shareholder who wants to submit a candidate for consideration should send the following information to the Corporate Secretary, American Century Funds, 4500 Main Street, Kansas City, MO 64111-7709:

•Shareholder’s name, Fund name and number of Fund shares owned and length of period held;
•Name, age and address of the candidate;
•A detailed resume describing among other things the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);
•Any other information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest pursuant to Regulation 14A under the Securities Exchange Act of 1934;
•A supporting statement which (i) describes the candidate’s reasons for seeking election to the Board of Directors and (ii) documents his/her ability to satisfy the director qualifications described below; and
•A signed statement from the candidate confirming his/her willingness to serve on the Board of Directors.

The Corporate Secretary will promptly forward such materials to the Committee chair. The Corporate Secretary also will maintain copies of such materials for future reference by the Committee when filling Board positions.

Shareholders may submit potential director candidates at any time pursuant to these procedures. The Committee will consider such candidates if a vacancy arises or if the Board decides to expand its membership, and at such other times as the Committee deems necessary or appropriate.

When assessing potential new directors, the Committee considers individuals from various and diverse backgrounds. While the selection of qualified directors is a complex process that requires consideration of many intangible factors, the Committee believes that candidates should, at a minimum, meet the following criteria:

•Candidates should possess broad training, experience and a successful track record at senior policy-making levels in business, government, education, technology, accounting, law and/or administration.
•Candidates should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of all shareholders.
•Candidates should have an inquisitive and objective perspective, strength of character and the mature judgment essential to effective decision-making.
•Candidates should possess expertise that is useful to the Funds and complementary to the background and experience of other Board members.
•Candidates should be willing to devote sufficient time to Board and committee activities and to enhance their knowledge of the Funds’ operations and industry.

The Committee is willing to consider candidates submitted by a variety of sources (including, without limit, incumbent directors, shareholders, investment advisor management and third party search firms) when reviewing candidates to fill vacancies and/or expand the Board. If a vacancy arises or the Board decides to expand its membership, the Committee asks each independent director to submit a list of potential candidates for consideration. The Committee then evaluates each potential candidate’s educational background, employment history, outside commitments and other relevant factors to determine whether he/she is potentially qualified to serve on the Board. At that time, the Committee also will consider potential nominees submitted by any other source, including potential nominees submitted by shareholders in accordance with the procedures described above. The Committee seeks to identify and recruit the best available candidates, and it will evaluate qualified shareholder nominees on the same basis as those identified through other sources.

After completing this process, the Committee will determine whether one or more candidates are sufficiently qualified to warrant further consideration. If the process yields more than one desirable candidate, the Committee will rank the candidates by order of preference, depending on their respective qualifications and the Board’s needs and determine which of the qualified candidates should be interviewed. The Committee chair, or another director designated by the Committee chair, will then contact such candidates to evaluate their potential interest and to set up interviews with the full Committee. All such interviews will be held in person or by conference telephone call, and will include the candidate and the Committee. Based upon interview results and appropriate background checks, the Committee will then decide whether it will recommend a candidate’s nomination to the full Board.

The Committee believes this process has consistently produced highly qualified, independent Board members to date. However, the Committee reserves the right to amend or modify this policy and the process, formally or informally, at any time in its sole discretion.

EXHIBIT B
Share Ownership of Directors

Nominees	Fund Name (Dollar Range of Equity Securities In Fund)*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director in Family of Investment Companies
Brian Bulatao	None	None
Gary C. Meltzer	None	None
Chris H. Cheesman
American Century Mutual Funds, Inc.
Small Cap Growth ($1-$10,000)
American Century Asset Allocation Portfolios, Inc.
One Choice In Retirement Portfolio (more than $100,000)
American Century World Mutual Funds, Inc.
Emerging Markets ($1-$10,000)
International Growth ($10,001-$50,000)
More than $100,000
Rajesh K. Gupta
American Century Asset Allocation Portfolios, Inc.
One Choice 2030 Portfolio (more than $100,000)
American Century World Mutual Funds, Inc.
International Opportunities (more than $100,000)
Non-U.S. Intrinsic Value (more than $100,000)
More than $100,000
Lynn M. Jenkins	American Century Mutual Funds, Inc. Balanced (more than $100,000)	More than $100,000
Independent Directors	Fund Name (Dollar Range of Equity Securities In Fund)*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director in Family of Investment Companies
Thomas W. Bunn
American Century Asset Allocation Portfolios, Inc.
One Choice In Retirement Portfolio (more than $100,000)
One Choice 2025 Portfolio (more than $100,000)
One Choice 2040 Portfolio (more than $100,000)
American Century Mutual Funds, Inc.
Balanced (more than $100,000)
More than $100,000
Barry Fink
American Century World Mutual Funds, Inc.
Focused Global Growth ($10,001-$50,000)
American Century Capital Portfolios, Inc.
Equity Income (more than $100,000)
Focused Large Company Value (more than $100,000)
More than $100,000

Independent Directors	Fund Name (Dollar Range of Equity Securities In Fund)*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director in Family of Investment Companies
Jan M. Lewis
American Century Asset Allocation Portfolios, Inc.
One Choice 2045 Portfolio ($10,001-$50,000)
American Century Capital Portfolios, Inc.
Equity Income (more than $100,000)
Global Real Estate ($10,001-$50,000)
Mid Cap Value (more than $100,000)
Small Cap Value ($10,001-$50,000)
Value ($50,001-$100,000)
American Century Mutual Funds, Inc.
Growth (more than $100,000)
Heritage ($50,001-$100,000)
Select ($50,001-$100,000)
Small Cap Growth ($50,001-$100,000)
American Century World Mutual Funds, Inc.
Emerging Markets ($10,001-$50,000)
Focused Global Growth ($50,001-$100,000)
International Growth ($10,001-$50,000)
International Opportunities ($10,001-$50,000)
International Value ($10,001-$50,000)
More than $100,000
Stephen E. Yates
American Century Capital Portfolios, Inc.
Equity Income (more than $100,000)
Small Cap Value (more than $100,000)
American Century Mutual Funds, Inc.
Heritage (more than $100,000)
Ultra (more than $100,000)
American Century World Mutual Funds, Inc.
Emerging Markets (more than $100,000)

More than $100,000

Interested Director	Fund Name (Dollar Range of Equity Securities In Fund)*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director in Family of Investment Companies
Jonathan S. Thomas
American Century Asset Allocation Portfolios, Inc.
One Choice In Retirement Portfolio (more than $100,000)
One Choice 2025 Portfolio (more than $100,000)
One Choice 2030 Portfolio (more than $100,000)
One Choice 2035 Portfolio ($50,001-$100,000)
One Choice 2040 Portfolio (more than $100,000)
One Choice 2045 Portfolio ($50,001-$100,000)
American Century Capital Portfolios, Inc.
Equity Income (more than $100,000)
Global Real Estate (more than $100,000)
Mid Cap Value (more than $100,000)
Real Estate (more than $100,000)
Small Cap Value (more than $100,000)
American Century Mutual Funds, Inc.
Growth (more than $100,000)
Heritage ($50,001-$100,000)
Select ($10,001-$50,000)
Small Cap Growth ($50,001-$100,000)
Sustainable Equity ($10,001-$50,000)
Ultra (more than $100,000)
American Century World Mutual Funds, Inc.
Emerging Markets (more than $100,000)
Focused Global Growth (more than $100,000)
International Opportunities (more than $100,000)
More than $100,000
* Funds not listed are funds in which no securities are owned by the Directors.

EXHIBIT C

Outstanding Shares

Issuer	Share Class	Outstanding Shares	Number of Votes Entitled to Vote ($1 equals 1 vote)
American Century Asset Allocation Portfolios, Inc.	All classes	1,399,907,316.4900	17,842,220,961.75
American Century Capital Portfolios, Inc.	All classes	2,967,708,795.6900	32,523,587,896.34
American Century Growth Funds, Inc.	All classes	39,692,792.3470	1,620,032,196.57
American Century Mutual Funds, Inc.	All classes	1,099,229,570.3263	43,470,635,631.33
American Century Strategic Asset Allocations, Inc.	All classes	285,516,316.7700	1,742,579,888.09
American Century Variable Portfolios, Inc.	All classes	281,224,660.7610	3,294,797,443.33
American Century World Mutual Funds, Inc.	All classes	947,004,746.7920	9,191,754,038.21

C-1

EXHIBIT D

SIGNIFICANT SHAREHOLDERS

Shareholder	Percentage of Outstanding Shares Owned of Record
American Century Asset Allocation Portfolios, Inc.
National Financial Services LLC Jersey City, New Jersey	14%
State ST BK/TR AS TTEE and/or CUST FBO ADP Access Product Boston, Massachusetts	7%
American Century Capital Portfolios, Inc.
National Financial Services LLC Jersey City, New Jersey	16%
Charles Schwab & Co. Inc. San Francisco, California	10%
AC Retirement Date Trust Woburn, Massachusetts	7%
American Enterprise Investment Services Minneapolis, Minnesota	9%
American Century Growth Funds, Inc.
Charles Schwab & Co. Inc. San Francisco, California	13%
AC Retirement Date Trust Woburn, Massachusetts	13%
National Financial Services LLC Jersey City, New Jersey	10%
Lincoln Investment Planning LLC Fort Washington, Pennsylvania	6%
MSSB LLC New York, New York	6%
American Enterprise Investment Services Minneapolis, Minnesota	5%
American Century Mutual Funds, Inc.
National Financial Services LLC Jersey City, New Jersey	7%
Charles Schwab & Co. Inc. San Francisco, California	6%
AC Retirement Date Trust Woburn, Massachusetts	5%

D-1

Shareholder	Percentage of Outstanding Shares Owned of Record
American Century Strategic Asset Allocations, Inc.
Matrix Trust Company as Agent for Newport Trust Company HOC Transport Company 401(K) Retirement Plan Folsom, California	14%
American Enterprise Investment Services Minneapolis, Minnesota	8%
American United Life Indianapolis, Indiana	7%
State ST BK/TR AS TTEE and/or CUST FBO ADP Access Product Boston, Massachusetts	7%
National Financial Services LLC Jersey City, New Jersey	5%
American Century Variable Portfolios, Inc.
Nationwide Life Insurance Company Columbus, Ohio	13%
IDS Life Insurance Company Minneapolis, Minnesota	13%
Lincoln National Insurance Company Fort Wayne, Indiana	11%
Mid Atlantic Trust Co FBO Solutions Shared Services Inc Pittsburgh, Pennsylvania	11%
Midland National Life Insurance Company Sioux Falls, South Dakota	6%
Security Benefit Life Insurance Co. Topeka, Kansas	5%
American Century World Mutual Funds, Inc.
AC Retirement Date Trust Woburn, Massachusetts	19%

D-2

CL-BKT-97807

American Century Investments®

PO Box 211230, Eagan, MN 55121-9984

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and have the proxy card at hand.
2. Go to www.proxyvotenow.com/aci
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free 855-379-6846
3. Follow the simple instructions.

Please detach at perforation before mailing.

FUND NAME PRINTS HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of the above-referenced Fund (the "Fund") hereby appoints each of Ashley L. Bergus, Ryan L. Blaine, Brian L. Brogan, Evan C. Johnson, Vincent M. Lewis, and Kathleen Gunja Nelson, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on October 13, 2022 at the principal executive offices of American Century Investments at 4400 Main Street, Kansas City, Missouri 64111 at 10:00 a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. **IF THE PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.**

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable — Sign in the box above

Date ____________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100131_1022

The Proxy Statement for this Meeting is available at www.americancentury.com/fund-proxy

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Directors of the Fund. It will be voted as specified.
If no specification is made, this proxy shall be voted AFFIRMATIVELY for the proposal.
If any other matters properly come before the Meeting to be voted on, the proxy attorneys will vote, act and consent on those matters in accordance with the views of management.

After careful consideration, the Board of Directors, as applicable, unanimously approved the proposal listed below and recommends that shareholders vote "FOR" the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To elect five Directors to the Board of Directors:			
(01) Brian Bulatao (02) Chris H. Cheesman (03) Rajesh K. Gupta (04) Lynn M. Jenkins (05) Gary C. Meltzer	☐	☐	☐

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

____

100131_1022

American Century Investments®

PO Box 211230, Eagan, MN 55121-9984

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided

VOTE ONLINE

1. Read the proxy statement and have the proxy card at hand.
2. Go to www.proxyvotenow.com/aci
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free 855-379-6846
3. Follow the simple instructions.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 13, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of the Funds listed on the reverse side of this proxy card (the "Funds") hereby appoints each of Ashley L. Bergus, Ryan L. Blaine, Brian L. Brogan, Evan C. Johnson, Vincent M. Lewis, and Kathleen Gunja Nelson, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Funds, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on October 13, 2022 at the principal executive offices of American Century Investments at 4400 Main Street, Kansas City, Missouri 64111 at 10:00 a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. **IF THE PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.**

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable — Sign in the box above

Date ____________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100131_1022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
for this Special Meeting of Shareholders to be held on October 13, 2022. Please refer to the Proxy Statement for a discussion of each of these matters. The Proxy Statement for this Meeting is available at www.americancentury.com/fund-proxy

This card represents all of your accounts with the same registration and address.

YOUR FUNDS	YOUR FUNDS	YOUR FUNDS
FundName1	FundName2	FundName3
FundName4	FundName5	FundName5

This proxy is solicited on behalf of the Board of Directors of the Funds. It will be voted as specified. **If no specification is made, this proxy shall be voted AFFIRMATIVELY for the proposal.** If any other matters properly come before the Meeting to be voted on, the attorneys will vote, act and consent on these matters in accordance with the views of management.

After careful consideration, the Board Of Directors, as applicable, unanimously approved the proposal listed below and recommends that shareholders vote "FOR" the proposal.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

1. To elect five Directors to the Board of Directors:	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
(01) Brian Bulatao (02) Chris H. Cheesman (03) Rajesh K. Gupta (04) Lynn M. Jenkins (05) Gary C. Meltzer	☐	☐	☐

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

____

YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE.

100131_1022

American Century Investments®

PO Box 211230, Eagan, MN 55121-9984

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the card.
3. Sign, date and return the card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and have the card at hand.
2. Go to www.proxyvotenow.com/aci
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the card at hand.
2. Call toll-free 855-379-6846
3. Follow the simple instructions.

Please detach at perforation before mailing.

FUND NAME PRINTS HERE
INSURANCE COMPANY NAME PRINTS HERE
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 13, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, an owner or participant in an annuity or life insurance contract (the "Contract") in the above-named fund (the "Fund"), hereby appoints the insurance company named above (the "Company") and hereby authorizes them to represent and to vote its shares, which are attributable to the undersigned's participation in the Contract, at the Special Meeting of Shareholders to be held on October 13, 2022 at the principal executive offices of American Century Investments at 4400 Main Street, Kansas City, Missouri 64111 at 10:00 a.m. Central Time, and at any adjournment thereof, as designated on the reverse side of this card.

The undersigned hereby revokes any and all proxies with respect to such shares previously given. **IF THIS CARD IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, IT WILL BE VOTED AFFIRMATIVELY ON THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.**

If you fail to return this voting instruction card, the Company will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received from contract holders in that separate account.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable — Sign in the box above

Date ____________________

Note: Please sign exactly as your name(s) appear(s) on this card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

VIC_100131_1022

The Proxy Statement for this Meeting is available at www.americancentury.com/fund-proxy

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Directors of the Fund. It will be voted as specified.
If no specification is made, this proxy shall be voted AFFIRMATIVELY for the proposal.
If any other matters properly come before the Meeting to be voted on, the proxy attorneys will vote, act and consent on those matters in accordance with the views of management.

After careful consideration, the Board of Directors, as applicable, unanimously approved the proposal listed below and recommends that shareholders vote "FOR" the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

1. To elect five Directors to the Board of Directors:	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
(01) Brian Bulatao (02) Chris H. Cheesman (03) Rajesh K. Gupta (04) Lynn M. Jenkins (05) Gary C. Meltzer	☐	☐	☐

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

____

VIC_100131_1022